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                                                                    Exhibit 10.7


                          REGISTRATION RIGHTS AGREEMENT


                         DATED AS OF SEPTEMBER 20, 1999


                                      AMONG


                                LENDINGTREE, INC.


                                       AND


                            SIGNATORIES LISTED HEREIN
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                                TABLE OF CONTENTS


                                    ARTICLE I

                               REGISTRATION RIGHTS

                                                                        PAGE

Section 1.1       Demand Registration......................................   1
Section 1.2       Piggyback Rights.........................................   4
Section 1.3       Holdback Agreement.......................................   6
Section 1.4       Registration Procedures..................................   6
Section 1.5       Suspension of Dispositions...............................   8
Section 1.6       Registration Expenses....................................   9
Section 1.7       Indemnification..........................................   9

                                   ARTICLE II

                                  MISCELLANEOUS

Section 2.1       Notices.................................................   13
Section 2.2       Entire Agreement........................................   13
Section 2.3       Non-Waiver..............................................   14
Section 2.4       Transferees.............................................   14
Section 2.5       No Other Registration Rights............................   14
Section 2.6       Severability............................................   14
Section 2.7       Governing Law...........................................   14
Section 2.8       Construction............................................   14
Section 2.9       Counterparts............................................   15
Section 2.10      Amendments..............................................   15
Section 2.11      Definitions.............................................   15
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                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT (this "Agreement") is entered into and effective as of September 20, 1999, by and among LendingTree, Inc., a Delaware corporation (the "Company"), the holders of Preferred Stock or Common Stock of the Company who are signatories hereto as of the date hereof and any direct or indirect transferees of such holders who become parties to this Agreement in accordance with the provisions of Section 2.4 hereof.

         WHEREAS, the parties hereto desire to enter into this Agreement on the terms set forth herein;

         WHEREAS, capitalized terms used, but not otherwise defined herein shall have the respective meanings indicated in Section 2.11 hereof.

         In consideration of the premises, mutual covenants and agreements hereinafter contained and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the parties hereto agree as follows:


                                    ARTICLE I

                               REGISTRATION RIGHTS

         Section 1.1       Demand Registration.

                  (a)      Request for Registration.

                           (i) At anytime after the earlier of (A) the third
anniversary of the date hereof and (B) one hundred eighty (180) days after the consummation by the Company of an underwritten public offering of its Common Stock, a Preferred Holder or Preferred Holders who collectively own at least thirty percent (30%) of the Registrable Shares held by all Preferred Holders, may request the Company, in writing (a "Demand Request"), to effect the registration under the Securities Act of all or part of its Registrable Shares (a "Demand Registration").

                           (ii) In addition, at any time after the earlier of
(A) the third anniversary of the date hereof and (B) one hundred eighty (180) days after the consummation by the Company of an underwritten public offering of Common


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Stock, if the Company shall then be qualified to use Form S-3 promulgated under the Securities Act or any successor form thereto, a Holder or Holders may make a Demand Request for registration of Registrable Shares on Form S-3 or such successor form; provided, however, that the aggregate market value (based on the current market price) of the Registrable Shares to which such Demand Request relates must be at least $500,000; provided further, that the Company shall not be required to effect a Demand Registration under this Section 1.1 (a)(ii) if it shall have effected a Demand Registration within the previous one hundred eighty
(180) days. As used in this Agreement, "Requesting Holder" means a Holder that makes a Demand Request (regardless of whether such Demand Request is made pursuant to Section 1.1(a)(i) or this Section 1.1(a)(ii)).

                           (iii) Each Demand Request shall specify the number of
Registrable Shares proposed to be sold. Subject to Section 1.1(f), the Company shall file the Demand Registration within ninety (90) days after receiving a Demand Request (the "Required Filing Date") and shall use all its best efforts to cause the same to be declared effective by the SEC as promptly as practicable after such filing; provided, however, that (A) the Company need effect only an aggregate of three (3) Demand Registrations pursuant to Demand Requests made pursuant to Section 1.1(a)(i); provided further, that if any Registrable Shares requested to be registered pursuant to a Demand Request made pursuant to Section 1.1(a)(i) are excluded from the applicable Demand Registration pursuant to
Section 1.1(d) below, the Holders shall have the right, with respect to each such exclusion, to request one (1) additional Demand Registration pursuant to
Section 1.1(a)(i).

                  (b) Effective Registration and Expenses. A registration will not count as a Demand Registration until it has become effective (unless the Requesting Holders withdraw all their Registrable Shares and the Company has performed its obligations hereunder in all material respects, in which case such demand will count as a Demand Registration unless the Requesting Holders pay all Registration Expenses in connection with such withdrawn registration or unless such withdrawal is a result of a change in circumstances occurring following the time of the Demand Request); provided, that if, after it has become effective, an offering of Registrable Shares pursuant to a registration is interfered with by any stop order, injunction, or other order or requirement of the SEC or other governmental agency or court, such registration will be deemed not to have been effected and will not count as a Demand Registration.


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                  (c) Selection of Underwriters. The Requesting Holders of a
majority of the Registrable Shares to be registered in a Demand Registration shall select the nationally recognized investment banking firm or firms to manage the underwritten offering; provided, however, that such selection shall be subject to the consent of the Company, which consent shall not be unreasonably withheld or delayed.

                  (d) Priority on Demand Registrations. No securities to be sold for the account of any Person (including the Company) other than a Requesting Holder shall be included in a Demand Registration unless the managing underwriter or underwriters shall advise the Company or the Requesting Holders in writing that the inclusion of such securities will not materially and adversely affect the price or success of the offering (a "Material Adverse Effect"). Furthermore, in the event the managing underwriter or underwriters shall advise the Company or the Requesting Holders that even after exclusion of all securities of other Persons pursuant to the immediately preceding sentence, the amount of Registrable Shares proposed to be included in such Demand Registration by Requesting Holders is sufficiently large to cause a Material Adverse Effect, the Registrable Shares of the Requesting Holders to be included in such Demand Registration shall equal the number of shares which the Company is so advised can be sold in such offering without a Material Adverse Effect and such shares shall be allocated pro rata among the Requesting Holders on the basis of the number of Registrable Shares requested to be included in such registration by each such Requesting Holder.

                  (e) Rights of Nonrequesting Owners. Upon receipt of any Demand Request, the Company shall promptly (but in any event within ten (10) days) give written notice of such proposed Demand Registration to all other Holders, who shall have the right, exercisable by written notice to the Company within twenty
(20) days of their receipt of the Company's notice, to elect to include in such Demand Registration such portion of their Registrable Shares as they may request. All Holders requesting to have their Registrable Shares included in a Demand Registration in accordance with the preceding sentence shall be deemed to be "Requesting Holders" for purposes of this Section 1.1 and Section 1.2.

                  (f) Deferral of Filing. The Company may defer the filing (but not the preparation) of a registration statement required by this Section 1.1 until a date not later than one hundred twenty (120) days after the Required Filing Date (or, if longer, one hundred twenty (120) days after the effective date of the registration statement contemplated by clause (ii) below) if (i) at the time the Company receives


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the Demand Request, the Company or any of its subsidiaries is engaged in confidential negotiations or other confidential business activities, disclosure of which would be required in such registration statement (but would not be required if such registration statement were not filed), and the Board of Directors of the Company determines in good faith that such disclosure would be materially detrimental to the Company and its stockholders or would have a material adverse effect on any such confidential negotiations or other confidential business activities, or (ii) prior to receiving the Demand Request, the Board of Directors of the Company had determined to effect a registered underwritten public offering of the Company's securities for the Company's account and the Company had taken substantial steps and is proceeding with reasonable diligence to effect such offering. A deferral of the filing of a registration statement pursuant to this Section 1.1(f) shall be lifted, and the requested registration statement shall be filed forthwith, if, in the case of a deferral pursuant to clause (i) of the preceding sentence, the negotiations or other activities are disclosed or terminated, or, in the case of a deferral pursuant to clause (ii) of the preceding sentence, the proposed registration for the Company's account is abandoned. In order to defer the filing of a registration statement pursuant to this Section 1.1(f), the Company shall promptly (but in any event within ten (10) days), upon determining to seek such deferral, deliver to each Requesting Holder a certificate signed by an executive officer of the Company stating that the Company is deferring such filing pursuant to this Section 1.1(f) and a general statement of the reason for such deferral and an approximation of the anticipated delay. Within twenty (20) days after receiving such certificate, the Holders of a majority of the Registrable Shares held by the Requesting Holders and for which registration was previously requested may withdraw such Demand Request by giving notice to the Company; and if withdrawn, the Demand Request shall be deemed not to have been made for all purposes of this Section 1.1. The Company may defer the filing of a particular registration statement pursuant to this Section 1.1(f) only once.

         Section 1.2       Piggyback Rights.

                  (a) Right to Piggyback. Each time the Company proposes, following the completion by the Company of its initial underwritten public offering of its Common Stock, to register any of its Common Stock under the Securities Act (other than pursuant to an Excluded Registration) for sale to the public and the registration form to be used may be used for the registration of Registrable Shares, the Company shall give prompt written notice to the Holders of its intention to effect such a registration (which notice shall be given not less than twenty (20) days prior to the effective date of such registration statement) and such notice shall offer such


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Holders the opportunity to have any or all of the Registrable Shares included in such registration statement, subject to the limitations contained in Section 1.2(b). The Holders desiring to have their Registrable Shares registered under this Section 1.2 will so advise the Company in writing within ten days after the date of receipt of such notice from the Company. Subject to Section 1.2(b) below, the Company shall include in such registration statement all such Registrable Shares so requested to be included therein; provided, however, that the Company may at any time withdraw or cease proceeding with any such registration if it shall at the same time withdraw or cease proceeding with the registration of all other Common Stock originally proposed to be registered.

                  (b) Priority on Registrations. If the managing underwriter advises the Company in writing that the number of Shares requested to be included in the registration by all Persons (including the Company) exceeds the number of Shares which can be sold in such offering without having an adverse effect on such offering, including without limitation, the price at which such securities can be sold (the "Maximum Offering Size"), the Company will be obligated to include in such registration only (i) first, (x) if such registration was initiated by the Company for the sale of Shares for its own account, any and all Shares for sale by the Company, or (y) if such registration was initiated by any Holder or Holders pursuant to any Demand Request, any and all Shares for sale by the Requesting Holders pursuant to such Demand Request,
(ii) second, to the extent of any remaining Shares which may be sold in such offering without exceeding the Maximum Offering Size, each other Holder shall be entitled to include any and all Shares held by such Holder in the registration (pro rata based on the total number of such Shares requested to be included in such registration by each such Holder), (iii) third, to the extent of any remaining Shares which may be sold in such offering without exceeding the Maximum Offering Size, pro rata among any other Shares requested to be included pursuant to any other registration rights that may have been, or may hereafter be, granted by the Company (on the basis of the total number of Shares that each holder thereof has requested to be registered) and (iv) fourth, if such registration was not initiated by the Company for the sale of Shares for its own account, to the extent of any remaining Shares which may be sold in such offering, without exceeding the Maximum Offering Size, any Shares for sale by the Company. No Person may participate in any registration under this Section
1.2 unless such Person (x) agrees to sell such Person's Registrable Shares on the basis provided in any underwriting arrangements approved by the Company and
(y) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements, and other documents required under the terms of such underwriting arrangements.


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         Section 1.3 Holdback Agreement. Unless the managing underwriter otherwise consents, each of the Holders, in the case of the Company initial underwritten public offering, and each of the Holders participating in any subsequent underwritten registration (in the case of such registration) agrees not to effect any public sale or private offer or distribution of any Common Stock or Common Stock Equivalents during the ten Business Days prior to such underwritten registration and during such time period after such underwritten registration (not to exceed one hundred eighty (180) days in the case of the Company's initial public offering or ninety (90) days in the case of subsequent public offerings) (except, if applicable, as part of such underwritten registration) as the Company and the managing underwriter may agree; provided, however, that such period shall not exceed the period that the Company's senior executives are bound by a similar restriction.

         Section 1.4 Registration Procedures. Whenever the Holders have requested that any Registrable Shares be registered pursuant to this Agreement, the Company will use its commercially reasonable efforts to effect the registration and the sale of such Registrable Shares in accordance with the intended method of disposition thereof, and pursuant thereto the Company will as expeditiously as possible:

                  (a) prepare and file with the SEC a registration statement on any appropriate form under the Securities Act with respect to such Registrable Shares and use its commercially reasonable efforts to cause such registration statement to become effective;

                  (b) prepare and file with the SEC such amendments, post-effective amendments, and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for a period of not less than one hundred eighty (180) days (or such lesser period as is necessary for the underwriters in an underwritten offering to sell unsold allotments) and comply with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during such period in accordance with the intended methods of disposition by the sellers thereof set forth in such registration statement;

                  (c) modify, at the request of any seller of Registrable Shares, any information contained in such registration statement, amendment and supplement thereto pertaining to such seller if such modification would be required in order that


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the prospectus not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (d) furnish to each seller of Registrable Shares and the underwriters of the securities being registered such number of copies of such registration statement, each amendment and supplement thereto, the prospectus included in such registration statement (including each preliminary prospectus), and such other documents as such seller or underwriters may reasonably request in order to facilitate the disposition of the Registrable Shares owned by such seller or the sale of such securities by such underwriters;

                  (e) use its commercially reasonable efforts to register or qualify such Registrable Shares under such other securities or blue sky laws of such jurisdictions as the managing underwriter reasonably requests and do any and all other acts and things which may be reasonably necessary or advisable to enable such seller to consummate the disposition of the Registrable Shares owned by such seller in such jurisdictions (provided, however, that the Company will not be required to (A) qualify generally to do business in any jurisdiction where it would not otherwise be required to qualify but for this subparagraph or
(B) consent to general service of process or taxation in any such jurisdiction);

                  (f) notify each seller of Registrable Shares promptly after it shall receive notice thereof, of the time when such registration statement has become effective or a supplement to any prospectus forming a part of such registration statement has been filed;

                  (g) notify each seller of Registrable Shares promptly of any request by the SEC for the amending or supplementing of such registration statement or prospectus or for additional information or, at any time when a prospectus relating thereto is required to be delivered under the Securities Act, of the occurrence of any other event requiring the preparation of a supplement or amendment to such prospectus so that, as thereafter delivered to the purchasers of such Registrable Shares, such prospectus will not contain an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading;

                  (h) prepare and file with the SEC promptly any amendments or supplements to such registration statement or prospectus which, in the opinion of

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counsel for the Company or the managing underwriter, is required in connection with the distribution of the Registrable Shares;

                  (i) enter into such agreements (including underwriting agreements in the managing underwriter's customary form) as are customary in connection with an underwritten registration;

                  (j) advise each seller of such Registrable Shares, promptly after it shall receive notice or obtain knowledge thereof, of the issuance of any stop order by the SEC suspending the effectiveness of such registration statement or the initiation or threatening of any proceeding for such purpose and promptly use its best efforts to prevent the issuance of any stop order or to obtain its withdrawal if such stop order should be issued;

                  (k) furnish to each seller of Registrable Shares and the underwriters of the securities being registered legal opinions of the Company's counsel in customary form;

                  (l) furnish to each seller of Registrable Securities and the under writers of the securities being registered auditors' comfort letters in customary form; and

                  (m) make available the members of the Company's management, as requested by any seller of Registrable Shares or the underwriters of the securities being registered, to provide reasonable assistance in connection with such registration, including but not limited to the attendance by such members of management at road show presentations.

         Section 1.5 Suspension of Dispositions. Each Holder agrees by acquisition of any Registrable Shares that, upon receipt of any notice (a "Suspension Notice") from the Company of the happening of any event of the kind which, in the opinion of the Company, requires the amendment or supplement of any prospectus, such Holder will forthwith discontinue disposition of Registrable Shares until such Holder's receipt of the copies of the supplemented or amended prospectus, or until it is advised in writing (the "Advice") by the Company that the use of the prospectus may be resumed, and has received copies of any additional or supplemental filings which are incorporated by reference in the prospectus, and, if so directed by the Company, such Holder will deliver to the Company all copies, other than permanent file copies then in such Holder's possession, of the prospectus covering such


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Registrable Shares current at the time of receipt of such notice. In the event the Company shall give any such notice, the time period regarding the effectiveness of registration statements set forth in Section 1.4(b) hereof shall be extended by the number of days during the period from and including the date of the giving of the Suspension Notice to and including the date when each seller of Registrable Shares covered by such registration statement shall have received the copies of the supplemented or amended prospectus or the Advice.

         Section 1.6 Registration Expenses. All expenses incident to the Company's performance of or compliance with this Agreement, including, without limitation, all registration and filing fees, all fees and expenses associated with filings required to be made with the National Association of Securities Dealers, Inc. ("NASD") (including, if applicable, the fees and expenses of any "qualified independent underwriter" as such term is defined in Schedule E of the By-Laws of the NASD, and of its counsel), as may be required by the rules and regulations of the NASD, fees and expenses of compliance with securities or "blue sky" laws (including reasonable fees and disbursements of counsel in connection with "blue sky" qualifications of the Registrable Shares), internal expenses of the Company, rating agency fees, printing expenses (including expenses of printing certificates for the Registrable Shares in a form eligible for deposit with Depository Trust Company and of printing prospectuses if the printing of prospectuses is requested by a Holder of Registrable Shares), messenger and delivery expenses, fees and expenses of counsel for the Company and its independent certified public accountants (including the expenses of any special audit or "cold comfort" letters required by or incident to such performance), securities acts liability insurance (if the Company elects to obtain such insurance), the fees and expenses of any special experts retained by the Company in connection with such registration, reasonable fees and expenses of up to one counsel for the Holders participating in the offering, and fees and expenses of other Persons retained by the Company (all such expenses being herein called "Registration Expenses") will be borne by the Company whether or not any registration statement becomes effective; provided that in no event shall Registration Expenses include any underwriting discounts or commissions attributable to the sale of the Registrable Shares or fees and expenses of any counsel (other than as permitted above), accountants, or other persons retained or employed by the Holders.

         Section 1.7 Indemnification.

                  (a) The Company agrees to indemnify and reimburse, to the fullest extent permitted by law, each seller of Registrable Shares, and each of its


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employees, advisors, agents, representatives, partners, officers, and directors and each Person who controls such seller (within the meaning of the Securities Act or the Exchange Act) (collectively, the "Seller Affiliates") (A) against all losses, claims, damages, liabilities and expenses, joint or several (including, without limitation, attorneys' fees except as limited by subparagraph (iii) below) arising out of or caused by any untrue or alleged untrue statement of a material fact contained in any registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or caused by any violation by the Company of any securities or blue sky laws of any jurisdiction, (B) against any and all loss, liability, claim, damage, and expense whatsoever, as incurred, to the extent of the aggregate amount paid in settlement of any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or of any claim whatsoever based upon any such untrue statement or omission or violation, and (C) against any and all costs and expenses (including reasonable fees and disbursements of legal counsel and other agents) as may be reasonably incurred in investigating, preparing, or defending against any litigation, or investigation or proceeding by any governmental agency or body, commenced or threatened, or any claim whatsoever based upon any such untrue statement or omission or violation, to the extent that any such expense or cost is not paid under subparagraph (A) or (B) above; except insofar as the same are made in reliance upon and in strict conformity with information furnished in writing to the Company by such seller or any Seller Affiliate specifically for use therein or by such seller or any Seller Affiliate's failure to deliver a copy of the registration statement or prospectus or any amendments or supplements thereto after the Company has furnished such seller or Seller Affiliate with a sufficient number of copies of the same. The reimbursements required by this Section 1.7(a) will be made by periodic payments during the course of the investigation or defense, as and when bills are received or expenses incurred.

                  (b) In connection with any registration statement in which a seller of Registrable Shares is participating, each such seller will indemnify the Company, its directors, officers and other security holders, including without limitation, each Person who controls the Company (within the meaning of the Securities Act) against any losses, claims, damages, liabilities, and expenses (including, without limitation, attorneys' fees except as limited by subparagraph (iii) below) resulting from any untrue statement or alleged untrue statement of a material fact contained in the registration statement, prospectus, or preliminary prospectus or any amendment thereof or supplement thereto or any omission or alleged omission of a material fact


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required to be stated therein or necessary to make the statements therein not misleading, but only to the extent that such untrue statement or alleged untrue statement, or omission or alleged omission, is contained in any information or affidavit so furnished in writing by such seller or any of its Seller Affiliates specifically for use therein; provided that the obligation to indemnify will be several, not joint and several, among such sellers of Registrable Shares, and the liability of each such seller of Registrable Shares will be in proportion to, and provided further that such liability will be limited to, the net amount received by such seller from the sale of Registrable Shares pursuant to such registration statement.

                  (c) Any Person entitled to indemnification hereunder will (A) give prompt written notice to the indemnifying party of any claim with respect to which it seeks indemnification (provided that the failure to give such notice shall not limit the rights of such Person) and (B) unless in such indemnified party's reasonable judgment a conflict of interest between such indemnified and indemnifying parties may exist with respect to such claim, permit such indemnifying party to assume the defense of such claim with legal counsel reasonably satisfactory to the indemnified party; provided, however, that any Person entitled to indemnification hereunder shall have the right to employ separate legal counsel and to participate in the defense of such claim, but the fees and expenses of such legal counsel shall be at the expense of such Person unless (X) the indemnifying party has agreed to pay such fees or expenses, (Y) the indemnifying party shall have failed to assume (or shall not be permitted to assume such defense pursuant to clause (B) above) the defense of such claim and employ legal counsel reasonably satisfactory to such Person or (Z) such Person shall have been advised by counsel that there may be legal defenses available to it or them which are different from or additional to those available to the indemnifying parties. If such defense is assumed, the indemnifying party will not be subject to any liability for any settlement made by the indemnified party without its consent (but such consent will not be unreasonably withheld); provided, however, that the withholding of consent to any settlement by any indemnified party will not be deemed to be unreasonable if such settlement (i) does not contain an unconditional release of such indemnified party from each Person asserting any claim or (ii) contains any admission of fault on the part of such Indemnified Party. An indemnifying party who is not entitled to, or elects not to, assume the defense of a claim will not be obligated to pay the fees and expenses of more than one legal counsel for all parties indemnified by such indemnifying party with respect to such claim (and one local counsel in each jurisdiction where engagement of local counsel is necessary to defend such claim), unless in the reasonable judgment of any indemnified party, a


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conflict of interest may exist between such indemnified party and any other of such indemnified parties with respect to such claim.

                  (d) Each party hereto agrees that, if for any reason the indemnification provisions contemplated by Section 1.7(a) or Section 1.7(b) are unavailable or insufficient (other than in accordance with the terms thereof) to hold harmless an indemnified party in respect of any losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to therein, then each indemnifying party shall contribute to the amount paid or payable by such indemnified party as a result of such losses, claims, liabilities, or expenses (or actions in respect thereof) in such proportion as is appropriate to reflect the relative fault of the indemnifying party and the indemnified party as well as any other relevant equitable considerations. The relative fault of such indemnifying party and indemnified party shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information supplied by such indemnifying party or indemnified party, and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission. The parties hereto agree that it would not be just and equitable if contribution pursuant to this Section 1.7(d) were determined by pro rata allocation (even if the Holders or any underwriters or all of them were treated as one entity for such purpose) or by any other method of allocation which does not take account of the equitable considerations referred to in this Section 1.7(d). The amount paid or payable by an indemnified party as result of the losses, claims, damages, liabilities, or expenses (or actions in respect thereof) referred to above shall be deemed to include any legal or other fees or expenses reasonably incurred by such indemnified party in connection with investigating or, except as provided in Section 1.7(c), defending any such action or claim. Notwithstanding the provisions of this
Section 1.7(d), no Holder shall be required to contribute an amount greater than the dollar amount of the proceeds received by such Holder with respect to the sale of any Registrable Shares, less any amounts paid in indemnity. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. The Holders' obligations in this Section 1.7(d) to contribute shall be several in proportion to the amount of Registrable Shares registered by them and not joint.


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                                   ARTICLE II

                                  MISCELLANEOUS

         Section 2.1 Notices. Any notice or request specifically provided for or permitted to be given under this Agreement must be in writing. Notice may be served in any manner, including by facsimile or nationally recognized overnight courier service, but shall be deemed delivered and effective as of the time of actual delivery thereof to the addressee. For purposes of notice the addresses of the parties shall be as follows:

if to the Company, to

         LendingTree, Inc.
         6701 Carmel Road, Suite 205
         Charlotte, North Carolina  28226
         Attention:        Douglas R. Lebda, Chief Executive Officer
         Facsimile No.: (704) 541-1824

with copies to (which shall not constitute notice):

         Brobeck, Phleger & Harrison LLP
         701 Pennsylvania Avenue N.W., Suite 220
         Washington, D.C.  20004
         Attention:        Brian D. Henderson, Esquire
         Facsimile No.: (202) 220-5200

         If to any Holder, at its address listed on the signature pages hereof.

Each party named above may change its address and that of its representative for notice by the giving of notice thereof in the manner hereinabove provided.

         Section 2.2 Entire Agreement. This Agreement sets forth the entire agreement of the parties with respect to the matters set forth herein. This Agreement supersedes and terminates any and all other agreements, oral or written, between any of the parties with respect to such matters, including, but not limited to that certain Amended and Restated Registration Rights Agreement dated as of December 9, 1998, further amended as of May 25, 1999, among the Company and securityholders of the Company listed therein, and that certain Convertible Promissory Note and Warrant Purchase Agreement dated July 13, 1999 by and among the Company and the Investors (defined therein) and the provisions relating to registration rights set forth or incorporated by reference in that certain Consulting Agreement referred to in Section 5.8 of that certain Convertible Preferred Stock Purchase Agreement dated as of September __, 1999 among the Company and the other signatories listed thereto.

         Section 2.3 Non-Waiver. The failure of any party to insist upon strict performance of any provision hereof shall not constitute a waiver of, or estoppel against asserting, the right to require such performance in the future, nor shall a waiver or estoppel with respect to a later breach of a similar nature or otherwise.

         Section 2.4 Transferees. Other than in the case of transfers to the public pursuant to an effective Registration Statement or sales to the public pursuant to Rule 144 promulgated under the Securities Act, each Holder may (but shall not be required to) cause any proposed transferee of any Common Stock or Common Stock Equivalent or any interest therein held by him or it to agree, by execution of a counterpart signature page hereto, to take and hold such Common Stock or Common Stock Equivalent subject to the provisions and upon the conditions specified in this Agreement and to become a party to this Agreement.

         Section 2.5 No Other Registration Rights. Without the written consent of the holders of a majority of the outstanding shares of Preferred Stock, the Company will not grant any other registration rights to any Person.

         Section 2.6 Severability. If any provision of this Agreement is held invalid, such invalidity shall not affect the other provisions hereof which can be given effect without the invalid provision, and to this end the provisions of this Agreement are intended to be and shall be deemed severable.

         Section 2.7 Governing Law. This Agreement shall be governed by and construed in accordance with the internal laws of the State of Delaware without regard to its provisions concerning conflicts of law.

         Section 2.8 Construction. The headings in this Agreement are inserted for convenience and identification only and are not intended to describe, interpret, define or limit the scope, extent, or intent of this Agreement or any provision hereof. Whenever the context requires, the gender of all words used in this Agreement shall include the masculine, feminine, and neuter, and the number of all words shall include the singular and the plural.

         Section 2.9 Counterparts. This Agreement may be executed in any number of counterparts with the same effect as if each of the parties had signed the same document. All counterparts shall be construed together and shall constitute one and the same instrument.

         Section 2.10 Amendments. Any provision of this Agreement may be amended or waived if, but only if, such amendment or waiver is in writing and is signed by the Company and the Holders holding at least 66-2/3% of the Fully-Diluted Common Shares held by all Holders.

         Section 2.11 Definitions.

"Advice" shall have the meaning assigned in Section 1.5.

"Affiliate" shall mean, with respect to a specified Person, a Person that directly, or indirectly through one or more intermediaries, controls or is controlled by, or is under common control with, the Person specified. The term "control" (including the terms "controlling", "controlled by", or "under common control with") for purposes of this definition shall mean the possession, direct or indirect, of the power to direct or cause the direction of the management and policies of a Person, whether through the ownership of voting securities, by contract, or otherwise.

"Business Day" shall mean a day on which federally chartered banks located in New York City, are not required or authorized to close and not be open for business (other than a Saturday or Sunday) under the Legal Requirements of the United States.

"Common Stock" shall mean the common stock, par value $.01 per share, of the Company.

"Common Stock Equivalent" shall mean (without duplication with any other Common Stock or Common Stock Equivalent) rights, warrants, options, convertible securities or convertible indebtedness, exchangeable securities or exchangeable indebtedness, or other rights, exercisable for or convertible or exchangeable into, directly or indirectly, Common Stock, whether at the time or upon the occurrence of some future event.

"Company" shall have the meaning assigned in the introductory paragraph hereof.

"Demand Registration" shall have the meaning assigned in Section 1.1.

"Demand Request" shall have the meaning assigned in Section 1.1.

"Excluded Registration" shall mean a registration under the Securities Act of securities registered on Form S-4 or S-8 or any similar successor form.

"Fully-Diluted Common Shares" shall mean, at any time, the then outstanding Common Stock of the Company plus (without duplication) all Common Stock issuable, whether at such time or upon passage of time or the occurrence of future events, upon the exercise, conversion, or exchange of all then-outstanding Common Stock Equivalents.

"Holder" means (i) a holder of Preferred Stock or Common Stock listed on a signature page hereof as of the date of this Agreement and (ii) any direct or indirect transferee of any such security holder who shall become a party to this Agreement in accordance with Section 3.4.

"Legal Requirement" shall mean any and all applicable (a) federal, state or local laws, whether of the United States or other jurisdiction (statutory and administrative), rules, ordinances, codes and regulations, (b) judgments, orders, writs, injunctions and decrees and (c) undertakings to or agreements with any court or governmental agency.

"Material Adverse Effect" shall have the meaning assigned in Section 1.1(d).

"Maximum Offering Size" shall have the meaning assigned in Section 1.2(b).

"NASD" shall have the meaning assigned in Section 1.6.

"Person" shall mean a natural person, partnership (whether general or limited and whether domestic or foreign), limited liability company, foreign limited liability company, trust, estate, association, corporation, custodian, nominee or any other individual or entity in its own or any representative capacity.

"Preferred Holder" means a Holder who owns Preferred Stock.

"Preferred Stock" shall mean the Series A Convertible Preferred Stock, par value $0.01 per share, of the Company, the Series B Convertible Preferred Stock, par value $.01 per share, of the Company, and/or the Series D Convertible Preferred Stock, par value $0.01 per share, of the Company.

"Registrable Shares" means any Common Stock held by a Holder (including but not limited to any Common Stock issuable upon conversion of any of the Preferred Stock, Common Stock issued as a dividend or other distribution with respect to any such shares and Common Stock acquired pursuant to the exercise of preemptive rights); provided, however, that Registrable Shares shall not include any shares
(i) the sale of which has been registered pursuant to the Securities Act and which shares have been sold pursuant to such registration or (ii) which have been sold to the public pursuant to Rule 144(k) (or a successor rule or regulation), as promulgated under the Securities Act.

"Registration Expenses" shall have the meaning assigned in Section 1.6.

"Requesting Holders" shall have the meaning assigned in Section 1.1(a).

"Required Filing Date" shall have the meaning assigned in Section 1.1(a).

"SEC" means the U.S. Securities and Exchange Commission.

"Securities Act" means the Securities Act of 1933, as amended.

"Seller Affiliates" shall have the meaning assigned in Section 1.7.

"Shares" shall mean the shares of Common Stock of the Company.

"Suspension Notice" shall have the meaning assigned in Section 1.5.


[The remainder of this page intentionally left blank]

         IN WITNESS WHEREOF, the parties have hereunto executed this Registration Rights Agreement as of September 20, 1999.

                                  LENDINGTREE, INC.



                                  By:
                                    ------------------------------------------
                                        Douglas R. Lebda
                                        Chief Executive Officer

                                   CAPITAL Z FINANCIAL SERVICES
                                   FUND II, L.P.

                                   By:  Capital Z Partners, L.P., its sole
                                           general partner

                                         By:  Capital Z Partners, Ltd., its sole
                                                  general partner


                                                   By:
                                                       ------------------------
                                                   Name:
                                                       -------------------------
                                                   Title:
                                                       -------------------------

                                    CAPITAL Z FINANCIAL SERVICES
                                    PRIVATE FUND II, L.P.

                                    By:  Capital Z Partners, L.P., its sole
                                           general partner

                                          By: Capital Z Partners, Ltd., its sole
                                                 general partner

                                                   By:
                                                       ------------------------
                                                   Name:
                                                       -------------------------
                                                   Title:
                                                       -------------------------

                                        GENERAL ELECTRIC CAPITAL
                                        ASSURANCE COMPANY



                                        By:
                                           ------------------------------------
                                        Name:
                                           ------------------------------------
                                        Title:
                                           ------------------------------------

                                        GE CAPITAL RESIDENTIAL
                                        CONNECTIONS CORPORATION


                                        By:
                                           ------------------------------------
                                        Name: Theodore F. Weiland
                                           ------------------------------------
                                        Title:    Sr. Vice President
                                           ------------------------------------

                                       THE GOLDMAN SACHS GROUP, INC.



                                       By:
                                           ------------------------------------
                                       Name:      Joseph Gleberman, V.P.
                                           ------------------------------------
                                       Title:
                                           ------------------------------------

                                        MARSH & McLENNAN RISK
                                        CAPITAL HOLDINGS, LTD.



                                        By:
                                           ------------------------------------
                                        Name:      Frank Borelli
                                           ------------------------------------
                                        Title:        Chairman
                                           ------------------------------------

                                        PRICELINE.COM INCORPORATED

                                        By:
                                           ------------------------------------
                                        Name:
                                           ------------------------------------
                                        Title:
                                           ------------------------------------

                                        STONE STREET FUND 1999, LP.

                                        By:   Stone Street 1999 Corp.
                                              Its General Partner


                                             By:
                                                -------------------------------
                                                Eve M. Gerriets, Vice President

                                        THE UNION LABOR LIFE INSURANCE
                                        COMPANY ACTING ON BEHALF OF
                                        ITS SEPARATE ACCOUNT P



                                        By:
                                           ------------------------------------
                                        Name:
                                           ------------------------------------
                                        Title:
                                           ------------------------------------

                                        ------------------------------------
                                        Douglas R. Lebda

                                        ------------------------------------
                                        Tara G. Lebda

                                        ------------------------------------
                                        Robert G. Wilson

                                       PHOENIX STRATEGIC CAPITAL
                                       CORPORATION



                                        By:
                                           ------------------------------------
                                              Richard H. Booth
                                              Executive Vice President

                                        ------------------------------------
                                        William N. Shiebler

                                        ------------------------------------
                                        Jeffrey P. Hughes

                                        ------------------------------------
                                        John B. Prince

                                        JOHN B. PRINCE, ACF
                                        COURNTEY PRINCE/U/UT/UTMA

                                        By:
                                           ------------------------------------
                                              John B. Prince

                                        JOHN B. PRINCE ACF
                                        MATTHEW PRINCE U/UT/UTMA



                                        By:
                                           ------------------------------------
                                              John B. Prince

                                        ---------------------------------------
                                        Theodore W. Kheel

                                        ---------------------------------------
                                        W. James Tozer, Jr.

                                        ---------------------------------------
                                        Richard D. Field

                                        BARBARA A. AND PETER A.
                                        GEORGESCU


                                         --------------------------------------
                                         Barbara A. Georgescu



                                         --------------------------------------
                                         Peter A. Georgescu

                                         GARRITY INVESTMENTS LLC



                                         By:
                                             ----------------------------------
                                               Norman E. Garrity, Member

                                         FINANCIAL INSTITUTION PARTNERS
                                         II, L.P., by its General Partner, HOVDE
                                         CAPITAL, L.L.C.


                                         By:
                                             ----------------------------------
                                               Eric D. Hovde
                                               Managing Member

                                         HOVDE INVESTMENT CORP., L.L.C.


                                         By:
                                            -----------------------------------
                                              Eric D. Hovde
                                              Managing Member

                                         THE SEACRIS GROUP, LTD.



                                         By:
                                             ----------------------------------
                                         Name:
                                             ----------------------------------
                                         Title:
                                             ----------------------------------